EXHIBIT 10.98
                                                                   -------------

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 G Promissory Notes dated December 27, 2006, January 11, 2007 and January 16, 2007:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of July 15, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of July 15, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of July 15, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ R. A. Lock
    ----------------------
    R. A. Lock
    July 27, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 G Promissory Notes dated December 27, 2006, January 11, 2007 and January 16, 2007:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of July 15, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of July 15, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of July 15, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Kevlyn Gardner & Michelle Gardner
    ----------------------------------------
    Kevlyn & Michelle Gardner
    July 26, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 G Promissory Notes dated December 27, 2006, January 11, 2007 and January 16, 2007:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of July 15, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of July 15, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of July 15, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Simon J. Munden
    -------------------------
    Simon J. Munden
    July 25, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holders of 2006 G Promissory Notes dated December 27, 2006, January 11, 2007 and January 16, 2007:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of July 15, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of July 15, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of July 15, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Paul J. Cartmell
    -------------------------
    Paul J. Cartmell
    July 15, 2007